UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

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Filed by a Party other than the Registrant ☒

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under § 240.14a-12

National Health Investors, Inc.
(Name of Registrant as Specified In Its Charter)

LAND & BUILDINGS CAPITAL GROWTH FUND, LP L&B GP LP L&B GP LLC L&B OPPORTUNITY FUND, LLC LAND & BUILDINGS INVESTMENT MANAGEMENT, LLC JONATHAN LITT JAMES HOFFMANN A. ADAM TROSO
(Name of Persons(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY COPY SUBJECT TO COMPLETION
DATED MARCH 24, 2025

2025 ANNUAL MEETING OF STOCKHOLDERS
OF
National Health Investors, Inc.
_____________________

PROXY STATEMENT
OF
Land & buildings capital growth fund, lp
_________________________

PLEASE VOTE ON THE ENCLOSED GOLD UNIVERSAL PROXY CARD TODAY

Land & Buildings Capital Growth Fund, LP (“L&B Capital”), L&B GP LP (“L&B GP”), L&B GP LLC, L&B Opportunity Fund, LLC (“L&B Opportunity”), Land & Buildings Investment Management, LLC (“L&B Management”) and Jonathan Litt (collectively, “Land & Buildings” or “we”) are investors in National Health Investors, Inc., a Maryland corporation (“NHI”, “National Health” or the “Company”), beneficially owning an aggregate of 586,946 shares of common stock, $0.01 par value per share (the “Common Stock”), of the Company. We believe meaningful change to the composition of the Company’s Board of Directors (the “Board”) is required to ensure that the Company is being run in a manner consistent with stockholders’ best interests. Accordingly, we have nominated two (2) highly-qualified, independent director nominees, who have strong, relevant backgrounds and are committed to acting objectively and with the best interest of stockholders in mind. The need for true independence in the boardroom is underscored by the Company’s ongoing lease negotiations with National HealthCare Corporation (“NHC”), a major tenant of the Company, in which several Board members have relationships with and/or significant interests in, which we believe jeopardizes their ability to act objectively in overseeing these critical lease negotiations. [We have also submitted a non-binding business proposal requesting that the Board take all necessary steps in its power to declassify the Board so that all directors are up for election at the Company’s next annual meeting of stockholders. Although the Company is submitting a proposal to declassify the Board at the Annual Meeting,1 we believe immediate declassification of the Board is important to ensure accountability in the boardroom.] Through this proxy statement (the “Proxy Statement”) and accompanying GOLD universal proxy card, which are first being mailed or furnished to stockholders on or about [•], 2025, we are seeking your support at the Company’s 2025 Annual Meeting of Stockholders, scheduled to be held both virtually at [www.virtualshareholdermeeting.com/NHI2025] and in person at [The View at Fountains, 1500 Medical Center Parkway, Suite 1D, Murfreesboro, Tennessee 37129]. on [•], 2025 at [•], CDT (including any adjournments or postponements thereof and any meeting which may be called in lieu thereof, the “Annual Meeting”), for the following purposes:

1 As of the date of this Proxy Statement, the Company’s proxy statement has not yet been filed with the Securities and Exchange Commission (the “SEC”). However, the Company previously publicly announced that it intends to submit a proposal to declassify the Board at the Annual Meeting. Notwithstanding the foregoing, Land & Buildings submitted a proposal to declassify the Board in the event NHI determines not to present such a proposal at this year’s Annual Meeting. Further, NHI has not publicly disclosed any timing components surrounding the proposed Board declassification, and we believe providing for an accelerated declassification, as opposed to a phased-in declassification, is in the best interest of stockholders. If NHI submits a proposal that provides for immediate Board declassification, we intend to withdraw our Board declassification proposal and will revise this Proxy Statement accordingly. Further, note that the proposal numbers in this Proxy Statement may not correspond to the proposal numbers that will be used in the Company’s proxy statement. Accordingly, certain information in this Proxy Statement will be updated after the Company’s proxy statement is filed with the SEC.

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1.	To elect Land & Buildings’ two (2) director nominees, James Hoffmann and A. Adam Troso (each, a “Land & Buildings Nominee” and, together, the “Land & Buildings Nominees”);
2.	To vote on the Company’s proposal to approve, on an advisory basis, the compensation paid to the Company’s named executive officers;
3.	To vote on the Company’s proposal to ratify the Audit Committee’s selection of BDO USA, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025;
4.	[To vote on the Company’s proposal to approve an amendment to the Company’s Articles of Incorporation, as amended (the “Charter”), to declassify the Board (the “Company Declassification Proposal”);
5.	To approve Land & Buildings’ non-binding business proposal to request that the Board take all necessary steps in its power to declassify the Board so that all directors are elected on an annual basis commencing at the Company’s next annual meeting of stockholders (the “L&B Declassification Proposal”)]; and
6.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponements thereof.

The Company has a classified Board, which is currently divided into three (3) classes. According to the Company’s proxy statement, three (3) directors are standing for election at the Annual Meeting. Through this Proxy Statement and enclosed GOLD universal proxy card, we are soliciting proxies to elect not only our two (2) Land & Buildings Nominees, but also one (1) of the Company’s nominees whose election we do not oppose, [•] (the “Unopposed Company Nominee”). Land & Buildings and NHI will each be using a universal proxy card for voting on the election of directors at the Annual Meeting, which will include the names of all nominees for election to the Board. Stockholders will have the ability to vote for up to three (3) nominees on Land & Buildings’ enclosed GOLD universal proxy card. Any stockholder who wishes to vote for a combination of the Land & Buildings Nominees and the Company nominees may do so on Land & Buildings’ GOLD universal proxy card. There is no need to use the Company’s white universal proxy card or voting instruction form, regardless of how you wish to vote.

Your vote to elect the Land & Buildings Nominees will have the legal effect of replacing two (2) incumbent directors. If elected, the Land & Buildings Nominees, subject to their fiduciary duties as directors, will seek to work with the other members of the Board to position the Company to enhance stockholder value. However, the Land & Buildings Nominees will constitute a minority on the Board and there can be no guarantee that they will be able to implement the actions that they believe are necessary to do so. There is no assurance that any of the Company’s nominees will serve as directors if all or some of the Land & Buildings Nominees are elected. The names, background and qualifications of the Company’s nominees, and other information about them, can be found in the Company’s proxy statement.

The Company has disclosed that the Annual Meeting will be held both virtually and in person. For further information on how to attend and vote virtually at the Annual Meeting and by proxy, please see the “VOTING AND PROXY PROCEDURES” and “VIRTUAL MEETING” sections of this Proxy Statement.

Stockholders are permitted to vote for less than three (3) nominees or for any combination (up to three (3) total) of the Land & Buildings Nominees and the Company’s nominees on the enclosed GOLD universal proxy card. However, if stockholders choose to vote for any of the Company’s nominees, we recommend that stockholders vote in favor of only the Unopposed Company Nominee, who we believe is sufficiently qualified to serve as a director, to help achieve a Board composition that we believe is in the best interest of all stockholders. We believe the best opportunity for all of the Land & Buildings Nominees to be elected is by voting on the GOLD universal proxy card. Land & Buildings therefore urges stockholders using our GOLD universal proxy card to vote “FOR” all of the Land & Buildings Nominees and “FOR” the Unopposed Company Nominee.

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IF YOU MARK FEWER THAN THREE (3) “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, OUR GOLD UNIVERSAL PROXY CARD, WHEN DULY EXECUTED, WILL BE VOTED ONLY AS DIRECTED. IF NO DIRECTION IS INDICATED WITH RESPECT TO HOW YOU WISH TO VOTE YOUR SHARES, THE PROXIES NAMED THEREIN WILL VOTE SUCH SHARES “FOR” THE TWO (2) LAND & BUILDINGS NOMINEES AND THE ONE (1) UNOPPOSED COMPANY NOMINEE.

IMPORTANTLY, IF YOU MARK MORE THAN THREE (3) “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, ALL OF YOUR VOTES FOR THE ELECTION OF DIRECTORS WILL BE DEEMED INVALID.

The Company has set the close of business on [•], 2025, as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting (the “Record Date”). Each outstanding share of Common Stock is entitled to one vote on each matter to be voted upon at the Annual Meeting. Stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. According to the Company, as of the Record Date, there were [•] shares of Common Stock outstanding and entitled to vote at the Annual Meeting. The mailing address of the principal executive offices of the Company is 222 Robert Rose Drive, Murfreesboro, Tenneessee 37129.

As of the date hereof, the members of Land & Buildings and the other participants in this solicitation collectively own an aggregate of 594,446 shares of Common Stock, and intend to vote all such shares “FOR” the Land & Buildings Nominees and the Unopposed Company Nominee, “[FOR / AGAINST]” the Company’s proposal to approve, on an advisory basis, the compensation paid to the Company’s named executive officers, “[FOR]” the Company’s proposal to approve the Audit Committee’s selection of BDO USA, P.C. as the Company’s independent registered public accounting firm for the 2025 fiscal year, [[“FOR”] the Company Declassification Proposal, and “FOR” the L&B Declassification Proposal].

THIS SOLICITATION IS BEING MADE BY LAND & BUILDINGS AND NOT ON BEHALF OF THE BOARD OR MANAGEMENT OF THE COMPANY. WE ARE NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE ANNUAL MEETING OTHER THAN AS SET FORTH IN THIS PROXY STATEMENT. SHOULD OTHER MATTERS, WHICH LAND & BUILDINGS IS NOT AWARE OF A REASONABLE TIME BEFORE THIS SOLICITATION, BE BROUGHT BEFORE THE ANNUAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED GOLD UNIVERSAL PROXY CARD WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION.

LAND & BUILDINGS URGES YOU TO VOTE FOR ITS NOMINEES BY SIGNING, DATING AND RETURNING THE GOLD UNIVERSAL PROXY CARD TODAY.

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IF YOU HAVE ALREADY SENT A UNIVERSAL PROXY CARD FURNISHED BY COMPANY MANAGEMENT OR THE BOARD, YOU MAY REVOKE THAT PROXY AND VOTE ON EACH OF THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT BY SIGNING, DATING AND RETURNING THE ENCLOSED GOLD UNIVERSAL PROXY CARD. THE LATEST DATED PROXY IS THE ONLY ONE THAT WILL BE COUNTED. ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE ANNUAL MEETING BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE ANNUAL MEETING OR BY VOTING VIRTUALLY OR IN PERSON AT THE ANNUAL MEETING.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

This Proxy Statement and our GOLD universal proxy card are available at

www.[•].com

______________________________

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IMPORTANT

Your vote is important, no matter how many or few shares of Common Stock you own. We urge you to vote FOR the election of the Land & Buildings Nominees and in accordance with Land & Buildings’ recommendations on the other proposals on the agenda for the Annual Meeting by signing, dating, and returning the enclosed GOLD universal proxy card today.

•	If your shares of Common Stock are registered in your own name, please sign and date the enclosed GOLD universal proxy card and return it to Land & Buildings c/o Saratoga Proxy Consulting LLC (“Saratoga”) in the enclosed envelope today.

•	If your shares of Common Stock are held in a brokerage account or bank, you are considered the beneficial owner of the shares of Common Stock, and these proxy materials, together with a GOLD voting instruction form, are being forwarded to you by your broker or bank. As a beneficial owner, if you wish to vote, you must instruct your broker, trustee or other representative how to vote. Your broker cannot vote your shares of Common Stock on your behalf without your instructions.

•	Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed GOLD voting instruction form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed GOLD voting instruction form in the enclosed pre-paid return envelope.

•	You may vote your shares in person or virtually at the Annual Meeting. Even if you plan to attend the Annual Meeting in person or virtually, we recommend that you submit your GOLD universal proxy card by mail by the applicable deadline so that your vote will be counted if you later decide not to attend the Annual Meeting.

As Land & Buildings is using a “universal” proxy card containing the Land & Buildings Nominees as well as the Company’s nominees, there is no need to use any other proxy card regardless of how you intend to vote. However, Land & Buildings strongly urges you NOT to sign or return any white proxy cards or voting instruction forms that you may receive from the Company. Even if you return the white management proxy card marked “withhold” as a protest against the incumbent directors, it will revoke any proxy card you may have previously sent to us.

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If you have any questions, require assistance in voting your GOLD universal proxy card,

or need additional copies of Land & Buildings’ proxy materials,

please contact Saratoga at the phone numbers listed below.

520 8th Avenue, 14th Floor

New York, NY 10018

(212) 257-1311

Stockholders call toll free at (888) 368-0379
Email: info@saratogaproxy.com

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Background to the Solicitation

The following is a chronology of material events leading up to this proxy solicitation.

•	Over the course of its investment in NHI, Land & Buildings has engaged in various communications with Company management regarding Land & Buildings’ ordinary course investment due diligence as well as its serious concerns with the Company’s corporate governance and the Board’s independence, among others.
•	On March 19, 2024, Land & Buildings sent a private letter to the independent members of the Board expressing its concerns with numerous issues related to the structure and makeup of the Board. These concerns included certain NHI directors possessing significant investments in NHC, one of the Company’s largest tenants, as well as long-standing interlocking relationships on the Board. Land & Buildings expressed its belief that stockholders would find it difficult to trust that key decisions by the Board are being evaluated with full independence and objectivity, highlighting specific concerns regarding maximizing NHI’s shareholder value with respect to the NHC lease renewal.
•	On April 3, 2024, Mr. Litt and Corey Lorinsky had a video conference call with CEO Eric Mendelsohn and directors Robert Webb, Tracy Colden, and James Jobe, to discuss various matters, including Land & Buildings’ concerns about the Company’s corporate governance practices, conflicts of interest of certain members of the Board, and the NHC lease renewal.
•	On April 4, 2024, the Company filed its proxy statement in connection with its 2024 annual meeting of stockholders (the “2024 Annual Meeting”).
•	On April 18, 2024, Land & Buildings issued a public letter to the Company’s stockholders announcing its intention to vote against the election of Charlotte Swafford and Mr. Webb at the 2024 Annual Meeting. In the letter, Land & Buildings highlighted its concerns with the Company’s poor corporate governance practices and significant conflicts of interest among Board members.
•	On May 6, 2024, the Company filed a supplement to its proxy statement announcing that, among other things, it intended to submit a proposal at the Annual Meeting to declassify the Board, commence a search for a new director and begin the process of evaluating the Board’s composition and potential term limits.
•	On May 9, 2024, Land & Buildings issued a press release responding to the Company’s May 6 proxy supplement, expressing its belief that the actions announced by the Company were reactive and insufficient to address the serious corporate governance concerns, including the conflicts of interest among Board members, previously raised by Land & Buildings.
•	On May 15, 2024, Land & Buildings issued a presentation titled “National Health Investors (NHI): Voting Against the Troubling and Conflicted Status Quo at Upcoming Annual Meeting.”
•	On May 22, 2024, the Company held its 2024 Annual Meeting. According to the voting results for the meeting, as disclosed by the Company on May 29, 2024, stockholders representing more than 33% of the votes cast (not including abstentions and “broker non-votes”) voted against the reelection of Ms. Swafford to the Board and stockholders representing more than 38% of the votes cast voted against the reelection of Mr. Webb to the Board.
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•	On December 21, 2024, Land & Buildings sent a private letter to the independent members of the Board reiterating its concerns regarding NHI’s poor corporate governance practices, including the lengthy tenure of several Board members and the seeming lack of independence and conflicts of interest that permeate the boardroom, particularly in relation to NHI’s major tenant, NHC. Land & Buildings also highlighted CareTrust REIT’s completion of ~$500 million in acquisitions in October 2024, noting that these transactions indicated the potential for a significant increase in rent per bed for the NHC assets upon the upcoming NHC lease renewal. Land & Buildings also reiterated its preference to work constructively with NHI to reconstitute the Board with truly independent Board members.
•	On January 27, 2025, Messrs. Litt and Mendelsohn discussed Land & Buildings’ concerns with the onerous advance notice provisions required for stockholder nominations under the Company’s Amended and Restated Bylaws (the “Bylaws”). Counsel for Land & Buildings and the Company thereafter exchanged correspondence regarding such Bylaw provisions and reached alignment on certain disclosure requirements.
•	On February 18, 2025, Land & Buildings delivered a letter to NHI notifying the Company of its intention to nominate Messrs. Troso and Hoffmann for election to the Board and submit the L&B Declassification Proposal, in each case, at the Annual Meeting.
•	On February 19, 2025, Land & Buildings issued a press release announcing its nomination of Messrs. Troso and Hoffmann for election to the Board at the Annual Meeting and expressing its belief that the incremental changes made by the Company since the 2024 Annual Meeting have been insufficient to remedy the poor corporate governance practices and troubling conflicts of interest, which continue to threaten NHI’s ability to achieve its full value potential.
•	On March 7, 2025, Messrs. Litt and Lorinsky had a video conference call with Messrs. McCabe, Mendelsohn and Hambly and Ms. Colden to discuss Land & Buildings’ corporate governance concerns and to explore the potential for a collaborative resolution.
•	On March 10, 2025, Messrs. Litt and Mendelsohn had a telephone call during which Mr. Mendelsohn informed Mr. Litt that the Company was planning to appoint a new director to the Board (the “Potential New Director”). Mr. Litt encouraged Mr. Mendelsohn to have the Board interview Messrs. Troso and Hoffmann and consider a collaborative resolution, rather than unilaterally appoint a new director without stockholder input.
•	On March 13, 2025, Messrs. Litt and Lorinsky had a video conference call with the Potential New Director to discuss his qualifications for appointment to the Board.
•	On March 14, 2025, Mr. Troso had a video conference call with Mr. McCabe and Ms. Colden to discuss his qualifications for potential appointment to the Board.
•	On March 14, 2025, Mr. Hoffmann had a video conference call with Mr. McCabe and Ms. Colden to discuss his qualifications for potential appointment to the Board.
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•	On March 17, 2025, Messrs. Litt and Mendelsohn had a telephone call during which Mr. Mendelsohn informed Mr. Litt that the Company intends on proceeding with its appointment of the Potential New Director to the Board and that it was not open to a resolution that included the appointment of either Mr. Troso or Mr. Hoffmann to the Board. Mr. Mendelsohn also indicated that the Company was not interested in removing any existing directors from the Board.
•	On March 18, 2025, Messrs. Litt and Lorinsky again spoke with Mr. Mendelsohn in an attempt to reach a cooperative resolution; however, the Company remained steadfast in its refusal to appoint either Messrs. Hoffman or Troso to the Board or to remove any existing directors.
•	On March 24, 2025, Land & Buildings filed this preliminary proxy statement for the Annual Meeting.

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REASONS FOR THE SOLICITATION

Land & Buildings has closely followed National Health for decades. In doing so, we have carefully analyzed NHI’s financial performance and corporate governance, as well as the competitive landscape in the real estate investment trust (“REIT”) industry in which it operates.

We have made sincere efforts over the course of the past twelve (12) months to engage constructively with the Company regarding our concerns around the qualifications, independence and conflicts of interest among members of the Board. We have also repeatedly stressed the opportunities we believe NHI has for value creation. Unfortunately, the Company has been unwilling to address the level of change that we believe is required to put NHI on a better path forward.

We are therefore soliciting your support to elect the Land & Buildings Nominees at the Annual Meeting, who we believe will collectively bring highly applicable industry, financial and corporate governance expertise into the boardroom to help drive improved performance and accountability– free from conflicts of interest.

We Believe National Health’s Corporate Governance is Archaic and Rife with Conflicts of Interest That Requires Meaningful Change to Maximize Value

We believe NHI possesses valuable assets but has underperformed and is significantly undervalued principally due to its outdated corporate governance practices – which have directly led to poor investor sentiment and inferior decision making. The Board’s long tenure, web of interlocking relationships and troubling conflicts of interest lead us to believe the Board is not sufficiently independent to best represent the interests of all stockholders.

Stockholders share our concerns, as evidenced by the routinely weak vote totals many directors have received, including at the 2024 Annual Meeting. Charlotte Swafford and Robert Webb each received votes totaling less than 50% of total shares eligible to vote at the 2024 Annual Meeting, with more than 33% of NHI stockholders who did not abstain voting against Charlotte Swafford and more than 38% voting against Robert Webb.2 This tepid stockholder support occurred in spite of Land & Buildings not running a formal withhold campaign or soliciting proxies at the 2024 Annual Meeting.

NHC Lease Renewal Opportunity Highlights Urgent Need for New Highly-Qualified, Independent Directors Free From Conflicts

Currently 14% of NHI’s income is derived from a master lease agreement with NHC that expires in 2026.3 NHC shares current and former long serving directors and management with NHI. The NHC lease renewal is currently being negotiated, and we are deeply concerned that the economic, social, and personal conflicts of interest the Adams brothers and other directors possess with NHC will result in a deeply discounted rent at the expense of NHI stockholders.

2 NHI’s Form 8-K filed with the SEC on May 29, 2024.

3 NHI’s 4Q24 Supplemental Disclosure (https://s204.q4cdn.com/823025052/files/doc_earnings/2024/q4/supplemental-info/Q4-2024-Supplemental_FINAL.pdf)

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When this lease was last renegotiated, the base rents declined over the life of the lease, and we believe they are currently egregiously below market. A recent precedent transaction and lease signing by healthcare peer CareTrust REIT (“CareTrust” or “CTRE”) for similar skilled nursing assets with substantial geographic overlap, was at a rent level of 75% or more per bed than the current rent NHC is paying NHI, equating to approximately $0.60/share or about 13% upside to Company FFO/share.4

We are highly concerned that the Board as currently composed does not have the objectivity and independence required to maximize value for all stockholders, instead giving undue consideration to the Adams' family as well as other directors' economic interests in NHC, in our view.

Improved Oversight and Real Estate Expertise Needed to Oversee Significant Acquisition Pipeline

Further driving our sense of urgency, we believe the Company has an extraordinary opportunity today to drive substantial earnings accretion through acquisitions. With an effective cost of capital and a lack of private competition to buy senior housing assets, NHI has a window to create meaningful stockholder value through external growth. We forecast the Company may acquire upwards of $1 billion of senior housing properties over the next 12 – 24 months, increasing earnings power (FFO/share) by nearly 10%, per our estimates.

We are excited about this opportunity but deeply concerned by the lack of real estate and capital markets expertise on the Board to properly evaluate such a large scale of transactions. The Land & Buildings Nominees - James Hoffmann and Adam Troso - each bring a rigorous background in real estate and REIT investment analysis and dealmaking that we believe is sorely lacking on the Board today.

We Believe Our Exceptionally-Qualified Nominees Are The Right Individuals to Instill True Independence in the Boardroom and Make Decisions That Will Realize NHI’s Full Value

James Hoffmann possesses nearly 40 years of experience analyzing and investing in publicly traded real estate companies, as well as significant leadership and boardroom experience. If elected, we believe Mr. Hoffman would be ideally positioned to help NHI enhance its corporate governance, improve the Company’s investor outreach, and instill independence in the boardroom free from conflicts, bringing his decades of experience assessing and implementing value-maximizing strategies in the REIT sector.

•	Former Partner and Senior Vice President of Wellington Management Company LLP, also serving as Global Industry Analyst and REIT Portfolio Manager for one of the largest REIT dedicated investment portfolios in the United States.
•	Extensive experience on REIT boards undergoing significant governance enhancements and strategic chances:
o	Former board director at healthcare REIT HCP, Inc.
o	Former board director at New York REIT, Inc.

4 As estimated by Land & Buildings. See “CareTrust REIT Announces Updated Investments Pipeline of $700 Million Including Agreement to Acquire $500 Million Portfolio in Southeast by Year End”

(https://investor.caretrustreit.com/news/news-details/2024/CareTrust-REIT-Announces-Updated-Investments-Pipeline-of-700-Million-Including-Agreement-to-Acquire-500-Million-Portfolio-in-Southeast-by-Year-End/default.aspx).

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o	Former board trustee at First Potomac Realty Trust
o	Former board representative at the International Market Centers, L.P.
•	Former REIT and real estate analyst across a number of highly respected firms and agencies, including Everen Securities, LaSalle Street Capital Management LLC, the Washington State Investment Board, and Eastdil Realty.
•	Currently serves on the Advisory Board of Peaceable Street Capital, a specialty finance platform, a position he has held since September 2020.
•	Currently the Managing Partner of Hopville Farms LLC, a family-owned farming and agriculture company, which he founded in 2012.

A. Adam Troso possesses decades of experience working in capital markets and advising boards and CEOs, including healthcare REITs, on major capital allocation and strategic decision-making. If elected, we believe Mr. Troso would be ideally positioned to help NHI enhance its corporate governance, gain credibility with the investment community, advise on lease negotiations free from conflicts, and drive stockholder value through capital allocation.

•	Former Managing Director at J.P. Morgan in the Real Estate Investment Banking group, where he advised companies in numerous REIT sectors, including healthcare, on tens of billions of dollars of both M&A and capital markets transactions.
•	Former Managing Director and Head of Real Estate Corporate Advisory for North America at Greenhill & Co.
•	Former real estate banker and advisor across a number of highly respected firms, including Bear, Stearns & Co., ING, and PaineWebber Group Inc.
•	Current CEO and Founder of Next Century Self Storage, a real estate investment firm specializing in the acquisition and strategic transformation of self-storage facilities.

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

According to the Company’s proxy statement, the Board is currently composed of seven (7) directors, with the terms of three (3) directors expiring at the Annual Meeting. We are seeking your support at the Annual Meeting to elect our two (2) Land & Buildings Nominees, James Hoffmann and A. Adam Troso. Your vote to elect the Land & Buildings Nominees will have the legal effect of replacing two (2) incumbent directors of the Company with the Land & Buildings Nominees. If elected, our Land & Buildings Nominees will constitute a minority of the Board and there is no guarantee that they will be able to implement the actions they believe are necessary to unlock stockholder value at the Company. However, we believe the election of the Land & Buildings Nominees is an important step in the right direction for enhancing long-term value at the Company. There is no assurance that any incumbent director will serve as a director if the Land & Buildings Nominees are elected to the Board. You should refer to the Company’s proxy statement for the names, background, qualifications and other information concerning the Company's nominees.

This Proxy Statement is soliciting proxies to elect not only our two (2) Land & Buildings Nominees, but also the one (1) Unopposed Company Nominee. We have provided the required notice to the Company pursuant to the Universal Proxy Rules, including Rule 14a-19(a)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and intend to solicit the holders of Common Stock representing at least 67% of the voting power of Common Stock entitled to vote on the election of directors in support of director nominees other than the Company’s nominees.

THE LAND & BUILDINGS NOMINEES

The following information sets forth the name, age, business address, present principal occupation, and employment and material occupations, positions, offices or employments for the past five (5) years of each of the Land & Buildings Nominees. The nominations were made in a timely manner and in compliance with the applicable provisions of the Company’s governing instruments. The specific experience, qualifications, attributes and skills that led us to conclude that the Land & Buildings Nominees should serve as directors of the Company are also set forth below. This information has been furnished to us by the Land & Buildings Nominees. Each of the Land & Buildings Nominees is a citizen of the United States of America.

James Hoffmann, age 63, currently serves on the Advisory Board of Peaceable Street Capital, a specialty finance platform, since September 2020. Mr. Hoffmann is a former Partner and Senior Vice President of Wellington Management Company LLP, an investment management firm, where he also served as Global Industry Analyst and REIT Portfolio Manager, as well as on numerous internal management oversight committees, from 1997 to 2012. Prior to that, he served as an analyst and member of the research team covering REITs at Everen Securities, Inc., a nationwide brokerage firm, from 1995 to 1997, and as a Vice President and Analyst at LaSalle Street Capital Management LLC, an investment advisory firm, in 1995. Mr. Hoffmann also previously served as the Senior Investment Officer for Real Estate for the Washington State Investment Board, an agency which manages the state’s retirement and public funds, from 1992 to 1994. Earlier in his career, Mr. Hoffmann served as Vice President of Eastdil Realty, Inc., a real estate investment banking company, from 1986 to 1991, and as an analyst at National Investment Services of America from 1983 to 1984. Mr. Hoffmann also previously served as a member of the Boards of Directors of HCP, Inc. (formerly NYSE: HCP) (n/k/a Healthpeak Properties, Inc. (NYSE: DOC)), a real estate investment trust, from 2014 to 2018, and New York REIT, Inc. (formerly NYSE: NYRT), a real estate investment trust, from 2016 until 2017, as well as a member of the Board of Trustees of First Potomac Realty Trust (formerly NYSE: FPO), a real estate investment trust, from 2015 to 2017, and a member of the Board of Representatives of the International Market Centers, L.P., a private REIT, from 2015 until its acquisition by affiliates of Blackstone in 2017. Mr. Hoffmann is currently the Managing Partner of Hopville Farms LLC, a family-owned farming and agriculture company, which he founded in 2012. Mr. Hoffmann received an M.S. in Real Estate Appraisal & Investment Analysis, and a B.S. in Economics, from the University of Wisconsin, Madison.

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We believe Mr. Hoffmann’s extensive experience as a senior executive and analyst in the REIT industry, coupled with his significant private and public company board experience, make him well-qualified to serve on the Board.

A. Adam Troso, age 52, has served as the Chief Executive Officer and Founder of Next Century Self Storage, a real estate investment firm specializing in the acquisition and strategic transformation of self-storage facilities, since February 2023. Previously, Mr. Troso served as Managing Director and Head of Real Estate Corporate Advisory for North America at Greenhill & Co. Inc. (formerly, NYSE: GHL), an investment banking advisory firm, from 2018 to December 2022. Prior to that, he held various positions at JPMorgan Securities LLC (“JPMorgan”), a U.S. brokerage and the principal non-bank subsidiary of JPMorgan Chase & Co. (NYSE: JPM), serving most recently as a Managing Director in the Real Estate Investment Banking group until 2018, after having initially joined JPMorgan in 2006. Prior to JPMorgan, Mr. Troso served as Vice President in the Real Estate, Gaming, and Lodging Investment Banking group at Bear, Stearns & Co. Inc. (formerly, NYSE: BSC), an investment bank, securities trading and brokerage firm, from 2004 to 2006. Mr. Troso also previously held various positions, including as Vice President, of a division of the real-estate lending group of ING (n/k/a ING Groep N.V. (NYSE: ING)), from 2002 to 2004. Earlier in his career, Mr. Troso was an Associate at PaineWebber Real Estate Securities, Inc., an American investment bank and stock brokerage firm and division of PaineWebber Group Inc. (formerly, NYSE: PWJ), and a Senior Accountant at Price Waterhouse LLP, a public accounting firm (n/k/a PricewaterhouseCoopers LLP). Mr. Troso earned a B.S. in Business Administration and Management from Boston University and an M.B.A. in Finance from Columbia Business School.

We believe Mr. Troso’s substantial experience in the real estate industry, coupled with his extensive financial and executive leadership background, makes him well-qualified to serve on the Board.

The principal business address of Mr. Hoffmann is 9506 Wells Landing Road, Independence, Oregon 97351. The principal business address of Mr. Troso is 480 Bedford Road, Chappaqua, New York 10514.

As of the date hereof, Mr. Troso does not own any shares of Common Stock and has not entered into any transactions in the securities of the Company during the past two years. As of the date hereof, Mr. Hoffmann beneficially owns 7,500 shares of Common Stock. For information regarding transactions in securities of the Company during the past two years by Mr. Hoffmann, please see Schedule I attached hereto. The shares of Common Stock beneficially owned directly by Mr. Hoffmann were purchased with personal funds. Schedule I also includes transactions in securities of the Company by a certain associate of Mr. Hoffmann that no longer beneficially owns any securities of the Company.

We believe that each of the Land & Buildings Nominees presently is, and if elected as a director of the Company, would qualify as, an “independent director” within the meaning of (i) applicable New York Stock Exchange (“NYSE”) listing standards applicable to board composition, including NYSE Listed Company Manual Section 303.A, and (ii) Section 301 of the Sarbanes-Oxley Act of 2002. Notwithstanding the foregoing, we acknowledge that no director of a NYSE listed company qualifies as “independent” under the NYSE listing standards unless the board of directors affirmatively determines that such director is independent under such standards. Accordingly, we acknowledge that if the Land & Buildings Nominees are elected, the determination of the Land & Buildings Nominees’ independence under the NYSE listing standards ultimately rests with the judgment and discretion of the Board. No Land & Buildings Nominee is a member of the Company’s compensation, nominating or audit committee that is not independent under any such committee’s applicable independence standards.

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L&B Management has entered into a letter agreement with each of the Land & Buildings Nominees pursuant to which it has agreed to indemnify the Land & Buildings Nominees against claims arising from the solicitation of proxies from the Company’s stockholders in connection with the Annual Meeting and any related transactions. For the avoidance of doubt, such indemnification does not apply to any claims made against the Land & Buildings Nominees in their capacities as directors of the Company, if so elected.

Other than as stated herein, there are no arrangements or understandings among the members of Land & Buildings or any other person or persons pursuant to which the nomination of the Land & Buildings Nominees described herein is to be made, other than the consent by each of the Land & Buildings Nominees to be named as a nominee of L&B Capital in any proxy statement relating to the Annual Meeting and serving as a director of the Company if elected as such at the Annual Meeting. Other than as stated herein, the Land & Buildings Nominees are not a party adverse to the Company or any of its subsidiaries nor do the Land & Buildings Nominees have a material interest adverse to the Company or any of its subsidiaries in any material pending legal proceeding.

Except as otherwise set forth in this Proxy Statement (including the Schedules hereto), (i) during the past 10 years, no Land & Buildings Nominee has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Land & Buildings Nominee directly or indirectly beneficially owns any securities of the Company; (iii) no Land & Buildings Nominee owns any securities of the Company which are owned of record but not beneficially; (iv) no Land & Buildings Nominee has purchased or sold any securities of the Company during the past two years; (v) no part of the purchase price or market value of the securities of the Company owned by any Land & Buildings Nominee is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no Land & Buildings Nominee is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any Land & Buildings Nominee owns beneficially, directly or indirectly, any securities of the Company; (viii) no Land & Buildings Nominee owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no Land & Buildings Nominee or any of his, her or its associates or immediate family members was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no Land & Buildings Nominee or any of his, her or its associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; (xi) no Land & Buildings Nominee has a substantial interest, direct or indirect, by securities holdings or otherwise in any matter to be acted on at the Annual Meeting; (xii) no Land & Buildings Nominee holds any positions or offices with the Company; (xiii) no Land & Buildings Nominee has a family relationship with any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer, (xiv) no companies or organizations, with which any of the Land & Buildings Nominees has been employed in the past five years, is a parent, subsidiary or other affiliate of the Company and (xv) there are no material proceedings to which any Land & Buildings Nominee or any of his, her or its associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries. Except as disclosed herein, with respect to each of the Land & Buildings Nominees, (a) none of the events enumerated in Item 401(f)(1)–(8) of Regulation S-K of the Exchange Act (“Regulation S-K”) occurred during the past 10 years, (b) there are no relationships involving any Land & Buildings Nominee or any of such Land & Buildings Nominee’s associates that would have required disclosure under Item 407(e)(4) of Regulation S-K had such Land & Buildings Nominee been a director of the Company, and (c) none of the Land & Buildings Nominees nor any of their associates has received any fees earned or paid in cash, stock awards, option awards, non-equity incentive plan compensation, changes in pension value or nonqualified deferred compensation earnings or any other compensation from the Company during the Company’s last completed fiscal year, or was subject to any other compensation arrangement described in Item 402 of Regulation S-K.

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We do not expect that any of the Land & Buildings Nominees will be unable to stand for election, but, in the event any Land & Buildings Nominee is unable to serve or for good cause will not serve, the shares of Common Stock represented by the enclosed GOLD universal proxy card will be voted for substitute nominee(s), to the extent this is not prohibited under the Bylaws or applicable law. In addition, we reserve the right to nominate substitute person(s) if the Company makes or announces any changes to the Bylaws or takes or announces any other action that has, or if consummated, would have, the effect of disqualifying any Land & Buildings Nominee, to the extent this is not prohibited under the Bylaws and applicable law. In any such case, we would identify and properly nominate such substitute nominee(s) in accordance with the Bylaws and the shares of Common Stock represented by the enclosed GOLD universal proxy card will be voted for such substitute nominee(s). We reserve the right to nominate additional person(s), to the extent that is not prohibited under the Company’s organizational documents and applicable law, if the Company increases the size of the Board above its existing size. Additional nominations made pursuant to the preceding sentence are without prejudice to the position of Land & Buildings that any attempt to increase the size of the current Board or to reconstitute or reconfigure the classes on which the current directors serve, constitutes an unlawful manipulation of the Company’s corporate machinery.

Land & Buildings and the Company will each be using a universal proxy card for voting on the election of directors at the Annual Meeting, which will include the names of all nominees for election to the Board. Each of the Land & Buildings Nominees has consented to being named as a nominee for election as a director of the Company in any proxy statement relating to the Annual Meeting. Stockholders will have the ability to vote for up to three (3) nominees on Land & Buildings’ enclosed GOLD universal proxy card. Any stockholder who wishes to vote for any combination of the Company’s nominees and the Land & Buildings Nominees may do so on Land & Buildings’ GOLD universal proxy card. There is no need to use the Company’s white proxy card or voting instruction form, regardless of how you wish to vote.

Stockholders are permitted to vote for fewer than three (3) nominees or for any combination (up to three (3) total) of the Land & Buildings Nominees and the Company’s nominees on Land & Buildings’ GOLD universal proxy card. If stockholders choose to vote for any of the Company’s nominees, we recommend that stockholders vote in favor of the Unopposed Company Nominee, who we believe is sufficiently qualified to serve as a director, to achieve a Board composition that we believe is in the best interest of all stockholders. There is no need to use the Company’s white universal proxy card or voting instruction form, regardless of how you wish to vote. However, Land & Buildings urges stockholders to vote using our GOLD universal proxy card “FOR” all of the Land & Buildings Nominees and “FOR” the Unopposed Company Nominee.

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The Company nominee that Land & Buildings does not oppose and believes is sufficiently qualified to serve as a director with the Land & Buildings Nominees is the Unopposed Company Nominee. Certain information about the Unopposed Company Nominee is set forth in the Company’s proxy statement. Land & Buildings is not responsible for the accuracy of any information provided by or relating to the Company or its nominees contained in any proxy solicitation materials filed or disseminated by, or on behalf of, the Company or any other statements that the Company or its representatives have made or may otherwise make.

IMPORTANTLY, IF YOU MARK MORE THAN THREE (3) “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, ALL OF YOUR VOTES FOR THE ELECTION OF DIRECTORS WILL BE DEEMED INVALID. WE STRONGLY URGE YOU TO VOTE “FOR” THE ELECTION OF THE LAND & BUILDINGS NOMINEES ON THE ENCLOSED GOLD UNIVERSAL PROXY CARD.

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PROPOSAL NO. 2

ADVISORY VOTE ON COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS

As discussed in further detail in the Company’s proxy statement, the Company is providing stockholders with the opportunity to express their views on the compensation paid to the Company’s named executive officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s named executive officers and the Company’s philosophy, policies and practices described in its proxy statement. Accordingly, the Company is asking its stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K in the Company’s proxy statement for the 2025 Annual Meeting of Stockholders, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.”

According to the Company’s proxy statement, the “say-on-pay” vote is advisory, and therefore is not binding on the Company, the Compensation Committee or the Board. However, to the extent there is any significant vote against the named executive officer compensation as disclosed in the Company’s proxy statement, the Compensation Committee and the Board will consider the stockholders’ concerns, and the Board and Compensation Committee will evaluate whether any actions are necessary to address those concerns.

[WE MAKE NO RECOMMENDATION WITH RESPECT TO] THIS PROPOSAL AND INTEND TO VOTE OUR SHARES [“FOR” / ”AGAINST”] THIS PROPOSAL.

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PROPOSAL NO. 3

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

As discussed in further detail in the Company’s proxy statement, the Company has proposed that the stockholders ratify the Audit Committee’s selection of BDO USA, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

According to the Company’s proxy statement, if stockholders do not ratify the selection of BDO USA, P.C. at the Annual Meeting, the selection of the independent registered public accounting firm will be reconsidered by the Audit Committee, although the Audit Committee would not be required to select a different independent registered public accounting firm for the Company.

[WE MAKE NO RECOMMENDATION WITH RESPECT TO] THIS PROPOSAL AND INTEND TO VOTE OUR SHARES [“FOR”] THIS PROPOSAL.

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[PROPOSAL NO. 4

THE COMPANY’S PROPOSAL TO DECLASSIFY THE BOARD

As discussed in further detail in the Company’s proxy statement, the Company is seeking stockholder approval of an amendment to the Charter to declassify the Board.5

[ALTHOUGH WE STRONGLY BELIEVE THE BOARD DECLASSIFICATION SHOULD BE ON AN ACCELERATED BASIS] WE RECOMMEND STOCKHOLDERS VOTE [“FOR”] THIS PROPOSAL AND INTEND TO VOTE OUR SHARES [“FOR” ]THIS PROPOSAL.]

5 Land & Buildings will include additional information on the Company Declassification Proposal, if presented by NHI, once the Company files its proxy statement with the SEC.

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[PROPOSAL NO. 5

ADVISORY VOTE ON LAND & BUILDINGS’ PROPOSAL TO DECLASSIFY THE BOARD

Land & Buildings submitted a non-binding business proposal to the Company for approval by stockholders at the Annual Meeting to request that the Board take all necessary steps in its power to declassify the Board so that all directors are elected on an annual basis commencing at the next annual meeting of stockholders after the Annual Meeting. Although the Company has submitted a proposal to declassify the Board at the Annual Meeting, we believe that an accelerated declassification of the Board is critical to promoting and maintaining Board and management accountability to stockholders.

Currently, the Board is divided into three (3) classes, with directors serving staggered three-year terms. As a result, the Company’s stockholders currently elect only one class of directors each year, constituting approximately one-third of the Board. We have submitted the L&B Declassification Proposal because we believe that the classification of the Board is not in the best interests of the Company and its stockholders. In our view, a classified Board reduces accountability and is an unnecessary entrenchment device. Stockholders should have the opportunity to annually evaluate and replace ineffective and underperforming directors to keep the Board focused on performance and maximizing stockholder value.

It is also widely held that an annually elected board of directors is the standard for corporate governance best practices, including by leading proxy advisory firms, Institutional Shareholder Services Inc. and Glass, Lewis & Co., both of which find staggered board structures problematic. The L&B Declassification Proposal seeks to reorganize the Board so that each director stands before the stockholders for re-election each year. Under the current structure, stockholders can only vote on a minority of the Board at any given time. Land & Buildings believes that implementing the annual election of directors at the Company would serve to improve overall corporate governance, and incentivize the creation of stockholder value, at the Company. Accordingly, we urge stockholders to approve the following resolution:

“RESOLVED, that the stockholders of National Health Investors, Inc. (the “Company”) request that the Board of Directors of the Company (the “Board”) take all necessary steps in its power to declassify the Board so that all directors are elected on an annual basis commencing at the Company’s next annual meeting of stockholders. Such declassification shall be completed in a manner that does not affect the unexpired terms of the previously elected directors.”

This proposal is non-binding on the Company. If elected, the Land & Buildings Nominees intend to advocate that the Board follow the recommendations of the L&B Declassification Proposal, if approved by stockholders at the Annual Meeting.

WE RECOMMEND STOCKHOLDERS VOTE “FOR” THE L&B DECLASSIFICATION PROPOSAL AND INTEND TO VOTE OUR SHARES “FOR” THIS PROPOSAL.]

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VOTING AND PROXY PROCEDURES

Stockholders are entitled to one vote for each share of Common Stock held of record on the Record Date with respect to each matter to be acted on at the Annual Meeting. Only stockholders of record on the Record Date will be entitled to notice of and to vote at the Annual Meeting. Stockholders who sell their shares of Common Stock before the Record Date (or acquire them without voting rights after the Record Date) may not vote such shares of Common Stock. Stockholders of record on the Record Date will retain their voting rights in connection with the Annual Meeting even if they sell such shares of Common Stock after the Record Date. Based on publicly available information, Land & Buildings believes that the only outstanding class of securities of the Company entitled to vote at the Annual Meeting is the Common Stock.

Shares of Common Stock represented by properly executed GOLD universal proxy cards will be voted at the Annual Meeting as marked and, in the absence of specific instructions, will be voted “FOR” the election of the Land & Buildings Nominees and the Unopposed Company Nominee to the Board, [“FOR” / “AGAINST”] the approval of the non-binding advisory resolution on the compensation of the Company’s named executive officers, [“FOR”] the ratification of the selection by the Audit Committee of BDO USA, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025, [[“FOR”] the approval of the Company Declassification Proposal, and “FOR” the approval of the L&B Declassification Proposal], and in the discretion of the persons named as proxies on all other matters as may properly come before the Annual Meeting, as described herein.

Land & Buildings and the Company will each be using a universal proxy card for voting on the election of directors at the Annual Meeting, which will include the names of all nominees for election to the Board. Stockholders will have the ability to vote for up to three (3) nominees on Land & Buildings’ enclosed GOLD universal proxy card. Any stockholder who wishes to vote for any combination of the Company’s nominees and the Land & Buildings Nominees may do so on Land & Buildings’ enclosed GOLD universal proxy card. There is no need to use the Company’s white proxy card or voting instruction form, regardless of how you wish to vote.

Stockholders are permitted to vote for less than three (3) nominees or for any combination (up to three (3) total) of the Land & Buildings Nominees and the Company’s nominees on the GOLD universal proxy card. However, if stockholders choose to vote for any of the Company’s nominees, we recommend that stockholders vote in favor of the Unopposed Company Nominee, who we believe is sufficiently qualified to serve as a director to achieve a Board composition that we believe is in the best interest of all stockholders. We believe the best opportunity for all of the Land & Buildings Nominees to be elected is by voting on the GOLD universal proxy card. Land & Buildings therefore urges stockholders using our GOLD universal proxy card to vote “FOR” all of the Land & Buildings Nominees and “FOR” the Unopposed Company Nominee.

We believe that voting on the GOLD universal proxy card provides the best opportunity for stockholders to elect all of the Land & Buildings Nominees and achieve the best Board composition overall. Land & Buildings therefore urges stockholders to use our GOLD universal proxy card to vote “FOR” the two (2) Land & Buildings Nominees and “FOR” the one (1) Unopposed Company Nominee.

IMPORTANTLY, IF YOU MARK MORE THAN THREE (3) “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, ALL OF YOUR VOTES FOR THE ELECTION OF DIRECTORS WILL BE DEEMED INVALID.

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VIRTUAL MEETING

The Company has disclosed that the Annual Meeting will be held both virtually and in person. Stockholders desiring to attend the Annual Meeting in person can attend at [The View at Fountains, 1500 Medical Center Parkway, Suite 1D, Murfreesboro, Tennessee 37129]. Stockholders desiring to attend virtually can log in to [www.virtualshareholdermeeting.com/NHI2025].

According to the Company’s proxy statement, stockholders attending virtually will have two options: they can join as a “Stockholder”, or they can join as a “Guest.” If joining as a “Stockholder,” you must enter the 16-digit control number found on your proxy card or the notice of Internet availability of proxy materials you received. Once properly admitted to the Annual Meeting, as “Stockholders”, all stockholders of record as of the Record Date will be able to submit questions and vote their shares by following the instructions that will be available on the virtual meeting platform. An individual interested in attending the Annual Meeting virtually who does not have a control number or who is not a stockholder may attend the Annual Meeting as a guest but will not have the option to ask questions or participate in the vote.

If your shares are held in a brokerage account or in the name of another nominee, you are considered the beneficial owner of shares held in “street name.” Since a beneficial owner is not the owner of record, you may not vote these shares at the Annual Meeting unless you obtain a “legal proxy” from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the Annual Meeting. “Street name” stockholders who wish to vote at the Annual Meeting may gain access to the Annual Meeting by logging into their broker, brokerage firm, bank or other nominee’s website and selecting the stockholder communications mailbox to link through to the Annual Meeting. Instructions should also be provided on the voting instruction card provided by your broker, bank or other nominee.

According to the Company’s proxy statement, technical support will be available on the virtual meeting platform at [www.virtualshareholdermeeting.com/NHI2025] beginning at [•] CDT on [•], 2025. The technical support offered through this service is designed to address difficulty related to the virtual meeting platform. It is recommended that you contact your broker should you be unable to locate your control number.

QUORUM; BROKER NON-VOTES; DISCRETIONARY VOTING

A quorum is the minimum number of shares of Common Stock that must be represented at a duly called meeting in person or by proxy in order to legally conduct business at the meeting under the Company’s Bylaws and Maryland Law. According to the Company’s Bylaws, at any meeting of stockholders, the presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at the meeting shall constitute a quorum.

Abstentions, withhold votes and “broker non-votes” are counted as shares present and entitled to vote for purposes of determining a quorum. However, if you hold your shares in street name and do not provide voting instructions to your broker, your shares will not be voted on any proposal on which your broker does not have discretionary authority to vote (a “broker non-vote”). Under applicable rules, your broker will not have discretionary authority to vote your shares at the Annual Meeting on any of the proposals.

If you are a stockholder of record, you must deliver your vote by mail or attend the Annual Meeting in person or virtually in order to be counted in the determination of a quorum.

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If you are a beneficial owner, your broker will vote your shares pursuant to your instructions, and those shares will count in the determination of a quorum. A broker non-vote occurs when a broker holding shares for a beneficial owner has discretionary authority to vote on “routine” matters brought before a stockholder meeting, but the beneficial owner of the shares fails to provide the broker with specific instructions on how to vote on any “non-routine” matters brought to a vote at the stockholder meeting. Under the rules governing brokers’ discretionary authority, if a stockholder receives proxy materials from or on behalf of both us and the Company, then brokers holding shares in such stockholder’s account will not be permitted to exercise discretionary authority regarding any of the proposals to be voted on at the Annual Meeting, whether “routine” or not. As a result, there would be no broker non-votes by such brokers. In such case, if you do not submit any voting instructions to your broker, then your shares will not be counted in determining the outcome of any of the proposals at the Annual Meeting, nor will your shares be counted for purposes of determining whether a quorum exists. However, if you receive proxy materials only from the Company, then brokers will be entitled to vote your shares on “routine” matters without instructions from you. The only proposal that would be considered “routine” in such event is Proposal 3 (ratification of the Audit Committee’s selection of the Company’s independent registered public accounting firm). A broker will not be entitled to vote your shares on any “non-routine” matters, absent instructions from you. We urge you to instruct your broker about how you wish your shares to be voted.

VOTES REQUIRED FOR APPROVAL

Election of Directors ─ According to the Company’s proxy statement, the Company has adopted a plurality vote standard for contested director elections (an election in which the number of nominees for director is greater than the number of directors to be elected). Accordingly, the three (3) directors receiving the highest number of affirmative votes will be elected as directors of the Company. Withhold votes and broker non-votes, if any, will not affect the outcome of the vote on the election of directors.

Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers ─ According to the Company’s proxy statement, the affirmative vote of the holders of a majority of the votes cast will be required to approve the advisory resolution on executive compensation. Abstentions and broker non-votes, if any, are not considered votes cast for the foregoing purpose and will have no effect on the outcome of this vote.

Ratification of Selection of Independent Registered Public Accounting Firm ─ According to the Company’s proxy statement, the affirmative vote of the holders of a majority of the votes cast will be required to ratify the Audit Committee’s selection of BDO USA, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. Abstentions and broker non-votes, if any, are not considered votes cast for the foregoing purpose and will have no effect on the outcome of this vote.

[The Company Declassification Proposal ─ According to the Company’s proxy statement, the affirmative vote of the holders of two–thirds of all the votes entitled to be cast on the matter will be required to approve the Company Declassification Proposal. Abstentions and broker non-votes, if any, are not considered votes cast for the foregoing purpose and will have no effect on the outcome of this vote.

The L&B Declassification Proposal ─ The affirmative vote of the holders of a majority of the votes cast on this proposal at the Annual Meeting is required to approve this non-binding, advisory proposal. Abstentions and broker non-votes, if any, are not considered votes cast for the foregoing purpose and will have no effect on the outcome of this vote.]

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Under applicable Maryland law, there are no rights of appraisal or similar dissenters’ rights with respect to any matter to be acted upon at the Annual Meeting. If you sign and submit your GOLD universal proxy card without specifying how you would like your shares voted, your shares will be voted in accordance with Land & Buildings’ recommendations specified herein and in accordance with the discretion of the persons named on the GOLD universal proxy card with respect to any other matters that may be voted upon at the Annual Meeting.

REVOCATION OF PROXIES

You may change your vote or revoke your proxy at any time prior to its exercise by attending the Annual Meeting and voting virtually or in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy), by delivering a written notice of revocation, or by signing and delivering a subsequently dated proxy which is properly completed. A written notice of revocation may be delivered either to Land & Buildings in care of Saratoga at the address set forth on the back cover of this Proxy Statement or to the Company at 222 Robert Rose Drive, Murfreesboro, Tenneessee 37129 or any other address provided by the Company. Although a revocation is effective if delivered to the Company, we request that either the original or photostatic copies of all revocations be mailed to Land & Buildings in care of Saratoga at the address set forth on the back cover of this Proxy Statement so that we will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the Record Date of a majority of the outstanding shares of Common Stock. Additionally, Saratoga may use this information to contact stockholders who have revoked their proxies in order to solicit later dated proxies for the election of the Land & Buildings Nominees.

IF YOU WISH TO VOTE FOR THE LAND & BUILDINGS NOMINEES, PLEASE SIGN, DATE AND RETURN THE ENCLOSED GOLD UNIVERSAL PROXY CARD TODAY IN THE POSTAGE-PAID ENVELOPE PROVIDED.

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SOLICITATION OF PROXIES

The solicitation of proxies pursuant to this Proxy Statement is being made by Land & Buildings. Proxies may be solicited by mail, facsimile, telephone, telegraph, electronic mail, in person and by advertisements. Solicitations may also be made by certain of the respective directors, officers, members and employees of Land & Buildings, none of whom will, except as described elsewhere in this Proxy Statement, receive additional compensation for such solicitation. The Land & Buildings Nominees may make solicitations of proxies but will not receive compensation for acting as a director nominee.

L&B Management has retained Saratoga for solicitation and advisory services in connection with this solicitation. Saratoga will receive a fee not to exceed $[•], together with reimbursement of its reasonable out-of-pocket expenses for its services in connection with the solicitation, and will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws. Saratoga will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. Proxies may be solicited by mail, facsimile, telephone, electronic mail, in person and by advertisements. Banks, brokerage houses, and other custodians, nominees, and fiduciaries will be requested to forward Land & Buildings’ solicitation material to their customers for whom they hold shares, and Land & Buildings will reimburse them for their reasonable out-of-pocket expenses. It is anticipated that Saratoga will employ approximately [•] persons to solicit stockholders for the Annual Meeting.

The entire expense of soliciting proxies is being borne by Land & Buildings. Land & Buildings estimates that through the date hereof its expenses in furtherance of, or in connection with, this solicitation are approximately $[•]. Costs of this solicitation of proxies are currently estimated to be up to $[•] (including, but not limited to, fees for attorneys, solicitors and other advisors, and other costs incidental to the solicitation). The actual amount could be higher or lower depending on the facts and circumstances arising in connection with the solicitation. Land & Buildings intends to seek reimbursement from the Company of all expenses it incurs in connection with this solicitation. Land & Buildings does not intend to submit the question of such reimbursement to a vote of security holders of the Company.

ADDITIONAL PARTICIPANT INFORMATION

The participants in the solicitation are anticipated to be L&B Capital, a Delaware limited partnership, L&B GP, a Delaware limited partnership, L&B GP LLC, a Delaware limited liability company, L&B Opportunity, a Delaware limited liability company, L&B Management, a Delaware limited liability company, Jonathan Litt and the Land & Buildings Nominees (each, a “Participant” and collectively, the “Participants”).

The principal business address of each member of Land & Buildings is Soundview Plaza, Suite 700R, 1266 E. Main St., Stamford, CT 06902.

The principal business of each of L&B Capital and L&B Opportunity is serving as a private investment fund. The principal business of L&B GP is serving as the general partner of L&B Capital. The principal business of L&B GP LLC is serving as the general partner of L&B GP. The principal business of L&B Management is serving as the investment manager of each of L&B Capital and L&B Opportunity, and as the investment advisor of a certain managed account (the “Managed Account”). The principal occupation of Mr. Litt is serving as the Founder and Chief Investment Officer of L&B Management.

As of the date hereof, L&B Capital directly beneficially owns 90,614 shares of Common Stock. As of the date hereof, L&B Opportunity directly beneficially owns 30,446 shares of Common Stock. As of the date hereof, 465,886 shares of Common Stock were held in the Managed Account. L&B GP, as the general partner of L&B Capital, may be deemed to beneficially own the 90,614 shares of Common Stock owned by L&B Capital. L&B GP LLC, as the general partner of L&B GP, may be deemed to beneficially own the 90,614 shares of Common Stock owned by L&B Capital. L&B Management, as the investment manager of each of L&B Capital and L&B Opportunity, and as the investment advisor of the Managed Account, may be deemed to beneficially own the (i) 90,614 shares of Common Stock owned by L&B Capital, (ii) 30,446 shares of Common Stock owned by L&B Opportunity, and (iii) 465,886 shares of Common Stock held in the Managed Account. Mr. Litt, as the Managing Principal of L&B Management, may be deemed to beneficially own the (i) 90,614 shares of Common Stock owned by L&B Capital, (ii) 30,446 shares of Common Stock owned by L&B Opportunity, and (iii) 465,886 shares of Common Stock held in the Managed Account.

26

Each Participant disclaims beneficial ownership of the shares of Common Stock that he or it does not directly own. The shares of Common Stock owned directly by L&B Capital, L&B Opportunity and held in the Managed Account were purchased with working capital (which may, at any given time, include margin loans made by brokerage firms in the ordinary course of business).

For information regarding purchases and sales of securities of the Company during the past two years by certain of the Participants, see Schedule I attached hereto.

L&B Management, as the investment manager of L&B Capital and L&B Opportunity and the investment advisor of the Managed Account, may be entitled to receive certain management fees and performance-related fees with respect to the performance of each of L&B Capital’s, L&B Opportunity’s and the Managed Account’s portfolio of securities, which includes shares of Common Stock of the Company. Mr. Litt, as the Managing Principal of L&B Management, may be entitled to receive a portion of such management fees and performance-related fees to which L&B Management is entitled.

Except as otherwise set forth in this Proxy Statement (including the Schedules hereto), (i) during the past 10 years, no Participant has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Participant directly or indirectly beneficially owns any securities of the Company; (iii) no Participant owns any securities of the Company which are owned of record but not beneficially; (iv) no Participant has purchased or sold any securities of the Company during the past two years; (v) no part of the purchase price or market value of the securities of the Company owned by any Participant is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no Participant is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any Participant owns beneficially, directly or indirectly, any securities of the Company; (viii) no Participant owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no Participant or any of his, her or its associates or immediate family members was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no Participant or any of his, her or its associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; (xi) no Participant has a substantial interest, direct or indirect, by securities holdings or otherwise in any matter to be acted on at the Annual Meeting; (xii) no Participant holds any positions or offices with the Company; (xiii) no Participant has a family relationship with any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer, (xiv) no companies or organizations, with which any of the Participants has been employed in the past five years, is a parent, subsidiary or other affiliate of the Company and (xv) there are no material proceedings to which any Participant or any of his, her or its associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries. With respect to each of the Participants, none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K occurred during the past 10 years.

27

CERTAIN OTHER MATTERS

Land & Buildings is unaware of any other matters to be considered at the Annual Meeting. However, should other matters, which Land & Buildings is not aware of a reasonable time before this solicitation, be brought before the Annual Meeting, the persons named as proxies on the enclosed GOLD universal proxy card will vote on such matters in their discretion.

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of this Proxy Statement may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of the document to you if you contact our proxy solicitor, Saratoga, at the following address or phone number: 520 8th Avenue, 14th Floor, New York, New York 10018 or call toll free at (888) 368-0379. If you want to receive separate copies of our proxy materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact our proxy solicitor at the above address or phone number.

The information concerning the Company and the proposals in the Company’s proxy statement contained in this Proxy Statement has been taken from, or is based upon, publicly available documents on file with the SEC and other publicly available information. Although we have no knowledge that would indicate that statements relating to the Company contained in this Proxy Statement, in reliance upon publicly available information, are inaccurate or incomplete, to date we have not had access to the books and records of the Company, were not involved in the preparation of such information and statements and are not in a position to verify such information and statements. All information relating to any person other than the Participants is given only to the knowledge of Land & Buildings.

This Proxy Statement is dated [•], 2025. You should not assume that the information contained in this Proxy Statement is accurate as of any date other than such date, and the mailing of this Proxy Statement to stockholders shall not create any implication to the contrary.

StockHOLDER PROPOSALS

According to the Company’s proxy statement, stockholders’ proposals will be eligible for consideration for inclusion in the Company’s proxy statement for the Company’s 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”) pursuant to Rule 14a-8 of the Exchange Act if such proposals are received by the Company before the close of business on [•] and otherwise comply with the requirements of Rule 14a-8. For stockholders seeking to present a proposal at the 2026 Annual Meeting without inclusion of such proposal in the Company’s proxy materials, notice thereof must be provided to the Corporate Secretary of the Company in accordance with the Bylaws and, in order to be timely, must be delivered to, or mailed and received at the principal executive offices of the Company by [•], but not before [•].

According to the Company’s proxy statement, any stockholder seeking to nominate an individual for election as a director at the 2026 Annual Meeting must deliver timely notice of the nomination in proper written form in accordance with the Bylaws. For a stockholders’ notice to the Corporate Secretary to be timely under the Bylaws, it must be delivered to or mailed and received at the Company’s principal executive offices by [•], but not before [•]. In addition to comply with the SEC’s universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Board’s nominees in connection with the 2026 Annual Meeting must provide notice to the Company in accordance with, and that sets forth the information required by, Rule 14a-19 under the Exchange Act no later than [•].

28

The information set forth above regarding the procedures for submitting stockholder proposals for consideration at the 2026 Annual Meeting is based on information contained in the Company’s proxy statement. The incorporation of this information in this proxy statement should not be construed as an admission by Land & Buildings that such procedures are legal, valid or binding.

CERTAIN ADDITIONAL INFORMATION

WE HAVE OMITTED FROM THIS PROXY STATEMENT CERTAIN DISCLOSURE REQUIRED BY APPLICABLE LAW THAT IS EXPECTED TO BE INCLUDED IN THE COMPANY’S PROXY STATEMENT RELATING TO THE ANNUAL MEETING BASED ON OUR RELIANCE ON RULE 14A-5(C) UNDER THE EXCHANGE ACT. THIS DISCLOSURE IS EXPECTED TO INCLUDE, AMONG OTHER THINGS, CURRENT BIOGRAPHICAL INFORMATION ON THE COMPANY’S DIRECTORS AND EXECUTIVE OFFICERS, INFORMATION CONCERNING EXECUTIVE COMPENSATION AND DIRECTOR COMPENSATION, INFORMATION CONCERNING THE COMMITTEES OF THE BOARD AND OTHER INFORMATION CONCERNING THE BOARD, INFORMATION CONCERNING CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS, INFORMATION ABOUT THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND OTHER IMPORTANT INFORMATION. STOCKHOLDERS ARE DIRECTED TO REFER TO THE COMPANY’S PROXY STATEMENT FOR THE FOREGOING INFORMATION, INCLUDING INFORMATION REQUIRED BY ITEM 7 OF SCHEDULE 14A WITH REGARD TO THE COMPANY’S NOMINEES. STOCKHOLDERS CAN ACCESS THE COMPANY’S PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS DISCLOSING THIS INFORMATION, WITHOUT COST, ON THE SEC’S WEBSITE AT WWW.SEC.GOV.

SEE SCHEDULE II FOR INFORMATION REGARDING PERSONS WHO BENEFICIALLY OWN MORE THAN 5% OF THE SHARES AND THE OWNERSHIP OF THE SHARES BY THE DIRECTORS AND MANAGEMENT OF THE COMPANY.

The information concerning the Company contained in this Proxy Statement and the Schedules attached hereto has been taken from, or is based upon, publicly available documents on file with the SEC and other publicly available information. Although we have no knowledge that would indicate that statements relating to the Company contained in this Proxy Statement, in reliance upon publicly available information, are inaccurate or incomplete, to date we have not had access to the books and records of the Company, were not involved in the preparation of such information and statements and are not in a position to verify such information and statements.

Your vote is important. No matter how many or how few shares of Common Stock you own, please vote to elect the Land & Buildings Nominees by marking, signing, dating and mailing the enclosed GOLD universal proxy card promptly.

Land & Buildings Capital Growth Fund, LP

[•], 2025

29

SCHEDULE I

TRANSACTIONS IN SECURITIES OF the Company
DURING THE PAST TWO YEARS

Nature of the Transaction	Amount of Securities Purchased/(Sold)	Date of Purchase/Sale

LAND & BUILDINGS CAPITAL GROWTH FUND, LP

Purchase of Common Stock	1,245	09/21/2023
Purchase of Common Stock	6,439	09/22/2023
Purchase of Common Stock	9,182	09/25/2023
Purchase of Common Stock	6,679	09/26/2023
Purchase of Common Stock	9,619	09/27/2023
Purchase of Common Stock	2,141	09/28/2023
Purchase of Common Stock	6,939	09/29/2023
Purchase of Common Stock	13,356	10/02/2023
Purchase of Common Stock	4,900	10/19/2023
Purchase of Common Stock	1,393	10/24/2023
Purchase of Common Stock	7,804	10/25/2023
Purchase of Common Stock	3,703	10/26/2023
Purchase of Common Stock	3,249	12/01/2023
Sale of Common Stock	(5,700)	12/28/2023
Sale of Common Stock	(445)	02/08/2024
Sale of Common Stock	(1,669)	02/09/2024
Purchase of Common Stock	1,800	03/28/2024
Purchase of Common Stock	11,160	04/17/2024
Sale of Common Stock	(8,736)	05/15/2024
Sale of Common Stock	(1,964)	05/17/2024
Sale of Common Stock	(1,642)	05/21/2024
Sale of Common Stock	(2,343)	05/22/2024
Sale of Common Stock	(1,420)	05/23/2024
Sale of Common Stock	(1,258)	05/24/2024
Sale of Common Stock	(1,537)	05/28/2024
Purchase of Common Stock	1,962	06/11/2024
Purchase of Common Stock	1,162	06/12/2024
Purchase of Common Stock	3,804	06/13/2024
Purchase of Common Stock	1,941	06/14/2024
Purchase of Common Stock	1,219	06/17/2024
Sale of Common Stock	(2,280)	07/12/2024
Sale of Common Stock	(2,077)	07/15/2024
Sale of Common Stock	(3,119)	07/16/2024
Sale of Common Stock	(4,705)	07/16/2024
Sale of Common Stock	(5,969)	07/17/2024
Sale of Common Stock	(2,895)	07/18/2024
Sale of Common Stock	(6,835)	07/19/2024
Sale of Common Stock	(5,000)	08/02/2024
Sale of Common Stock	(3,750)	08/05/2024
Sale of Common Stock	(1,250)	08/06/2024
Sale of Common Stock	(980)	08/07/2024
Purchase of Common Stock	17,087	08/15/2024
Sale of Common Stock	(9,936)	08/20/2024
Sale of Common Stock	(4,835)	08/21/2024
Sale of Common Stock	(4,367)	10/15/2024
Sale of Common Stock	(2,662)	10/16/2024
Sale of Common Stock	(2,173)	10/17/2024
Sale of Common Stock	(498)	10/18/2024
Purchase of Common Stock	20,000	11/06/2024
Purchase of Common Stock	3,195	11/07/2024
Purchase of Common Stock	8,480	12/18/2024
Purchase of Common Stock	2,600	12/19/2024
Purchase of Common Stock	4,901	12/20/2024
Purchase of Common Stock	550	12/24/2024
Purchase of Common Stock	1,237	12/26/2024
Purchase of Common Stock	1,828	12/27/2024
Purchase of Common Stock	1,884	12/30/2024
Purchase of Common Stock	9,050	01/02/2025
Purchase of Common Stock	9,050	01/03/2025
Purchase of Common Stock	1,100	02/04/2025

I-1

LAND & BUILDINGS INVESTMENT MANAGEMENT, LLC

(Through the Managed Account)

Purchase of Common Stock	2,103	09/21/2023
Purchase of Common Stock	3,153	09/21/2023
Purchase of Common Stock	16,306	09/22/2023
Purchase of Common Stock	10,874	09/22/2023
Purchase of Common Stock	23,254	09/25/2023
Purchase of Common Stock	15,508	09/25/2023
Purchase of Common Stock	16,912	09/26/2023
Purchase of Common Stock	11,279	09/26/2023
Purchase of Common Stock	16,245	09/27/2023
Purchase of Common Stock	24,359	09/27/2023
Purchase of Common Stock	5,421	09/28/2023
Purchase of Common Stock	3,616	09/28/2023
Purchase of Common Stock	11,718	09/29/2023
Purchase of Common Stock	17,571	09/29/2023
Purchase of Common Stock	33,824	10/02/2023
Purchase of Common Stock	22,557	10/02/2023
Purchase of Common Stock	12,300	10/19/2023
Purchase of Common Stock	8,200	10/19/2023
Purchase of Common Stock	3,543	10/24/2023
Purchase of Common Stock	2,366	10/24/2023
Purchase of Common Stock	13,248	10/25/2023
Purchase of Common Stock	19,844	10/25/2023
Purchase of Common Stock	6,286	10/26/2023
Purchase of Common Stock	9,413	10/26/2023
Purchase of Common Stock	5,475	12/01/2023
Purchase of Common Stock	8,242	12/01/2023
Sale of Common Stock	(811)	02/08/2024
Sale of Common Stock	(1,216)	02/08/2024
Sale of Common Stock	(4,560)	02/09/2024
Sale of Common Stock	(3,040)	02/09/2024
Purchase of Common Stock	29,950	04/17/2024
Purchase of Common Stock	19,988	04/17/2024
Sale of Common Stock	(23,431)	05/15/2024
Sale of Common Stock	(15,675)	05/15/2024
Sale of Common Stock	(5,269)	05/17/2024
Sale of Common Stock	(3,525)	05/17/2024
Sale of Common Stock	(2,923)	05/21/2024
Sale of Common Stock	(4,385)	05/21/2024
Sale of Common Stock	(4,172)	05/22/2024
Sale of Common Stock	(6,258)	05/22/2024
Sale of Common Stock	(3,794)	05/23/2024
Sale of Common Stock	(2,529)	05/23/2024
Sale of Common Stock	(2,239)	05/24/2024
Sale of Common Stock	(3,358)	05/24/2024
Sale of Common Stock	(2,737)	05/28/2024
Sale of Common Stock	(4,105)	05/28/2024
Purchase of Common Stock	3,528	06/11/2024
Purchase of Common Stock	5,310	06/11/2024
Purchase of Common Stock	2,089	06/12/2024
Purchase of Common Stock	3,145	06/12/2024
Purchase of Common Stock	6,840	06/13/2024
Purchase of Common Stock	10,295	06/13/2024
Purchase of Common Stock	3,490	06/14/2024
Purchase of Common Stock	5,253	06/14/2024
Purchase of Common Stock	3,298	06/17/2024
Purchase of Common Stock	2,192	06/17/2024
Sale of Common Stock	(6,090)	07/12/2024
Sale of Common Stock	(4,050)	07/12/2024
Sale of Common Stock	(3,700)	07/15/2024
Sale of Common Stock	(5,559)	07/15/2024
Sale of Common Stock	(8,381)	07/16/2024
Sale of Common Stock	(8,345)	07/16/2024
Sale of Common Stock	(5,555)	07/16/2024
Sale of Common Stock	(12,590)	07/16/2024
Sale of Common Stock	(15,972)	07/17/2024
Sale of Common Stock	(10,632)	07/17/2024
Sale of Common Stock	(5,157)	07/18/2024
Sale of Common Stock	(7,747)	07/18/2024
Sale of Common Stock	(12,175)	07/19/2024
Sale of Common Stock	(18,287)	07/19/2024
Sale of Common Stock	(8,900)	08/02/2024
Sale of Common Stock	(13,400)	08/02/2024
Sale of Common Stock	(6,675)	08/05/2024
Sale of Common Stock	(10,050)	08/05/2024
Sale of Common Stock	(3,350)	08/06/2024
Sale of Common Stock	(2,225)	08/06/2024
Sale of Common Stock	(2,615)	08/07/2024
Sale of Common Stock	(1,746)	08/07/2024
Purchase of Common Stock	31,000	08/15/2024
Purchase of Common Stock	46,478	08/15/2024
Sale of Common Stock	(26,502)	08/20/2024
Sale of Common Stock	(17,691)	08/20/2024
Sale of Common Stock	(8,609)	08/21/2024
Sale of Common Stock	(12,897)	08/21/2024
Purchase of Common Stock	4,880	09/30/2024
Purchase of Common Stock	7,320	09/30/2024
Sale of Common Stock	(8,464)	10/15/2024
Sale of Common Stock	(12,651)	10/15/2024
Sale of Common Stock	(7,710)	10/16/2024
Sale of Common Stock	(5,159)	10/16/2024
Sale of Common Stock	(4,213)	10/17/2024
Sale of Common Stock	(6,297)	10/17/2024
Sale of Common Stock	(964)	10/18/2024
Sale of Common Stock	(1,442)	10/18/2024
Purchase of Common Stock	38,300	11/06/2024
Purchase of Common Stock	57,500	11/06/2024
Purchase of Common Stock	6,128	11/07/2024
Purchase of Common Stock	9,192	11/07/2024
Purchase of Common Stock	16,280	12/18/2024
Purchase of Common Stock	24,440	12/18/2024
Purchase of Common Stock	7,480	12/19/2024
Purchase of Common Stock	5,000	12/19/2024
Purchase of Common Stock	14,101	12/20/2024
Purchase of Common Stock	9,426	12/20/2024
Purchase of Common Stock	1,584	12/24/2024
Purchase of Common Stock	1,059	12/24/2024
Purchase of Common Stock	2,379	12/26/2024
Purchase of Common Stock	3,558	12/26/2024
Purchase of Common Stock	3,514	12/27/2024
Purchase of Common Stock	5,258	12/27/2024
Purchase of Common Stock	5,419	12/30/2024
Purchase of Common Stock	3,622	12/30/2024
Purchase of Common Stock	17,280	12/31/2024
Purchase of Common Stock	11,520	12/31/2024
Purchase of Common Stock	18,800	01/02/2025
Purchase of Common Stock	28,200	01/02/2025
Purchase of Common Stock	18,800	01/03/2025
Purchase of Common Stock	28,200	01/03/2025

I-2

L&B OPPORTUNITY FUND, LLC

Purchase of Common Stock	211	09/21/2023
Purchase of Common Stock	1,090	09/22/2023
Purchase of Common Stock	1,554	09/25/2023
Purchase of Common Stock	1,130	09/26/2023
Purchase of Common Stock	1,628	09/27/2023
Purchase of Common Stock	362	09/28/2023
Purchase of Common Stock	137	09/29/2023
Purchase of Common Stock	263	10/02/2023
Purchase of Common Stock	418	10/24/2023
Purchase of Common Stock	2,341	10/25/2023
Purchase of Common Stock	1,111	10/26/2023
Purchase of Common Stock	1,220	11/14/2023
Purchase of Common Stock	1,011	12/01/2023
Purchase of Common Stock	5,010	12/29/2023
Sale of Common Stock	(528)	02/08/2024
Sale of Common Stock	(1,981)	02/09/2024
Purchase of Common Stock	4,048	04/17/2024
Purchase of Common Stock	857	05/08/2024
Purchase of Common Stock	1,286	05/10/2024
Purchase of Common Stock	1,287	05/13/2024
Sale of Common Stock	(2,408)	05/15/2024
Sale of Common Stock	(542)	05/17/2024
Sale of Common Stock	(451)	05/21/2024
Sale of Common Stock	(643)	05/22/2024
Sale of Common Stock	(390)	05/23/2024
Sale of Common Stock	(345)	05/24/2024
Sale of Common Stock	(421)	05/28/2024
Purchase of Common Stock	511	06/11/2024
Purchase of Common Stock	303	06/12/2024
Purchase of Common Stock	991	06/13/2024
Purchase of Common Stock	506	06/14/2024
Purchase of Common Stock	317	06/17/2024
Sale of Common Stock	(584)	07/15/2024
Sale of Common Stock	(877)	07/16/2024
Sale of Common Stock	(1,324)	07/16/2024
Sale of Common Stock	(1,679)	07/17/2024
Sale of Common Stock	(814)	07/18/2024
Sale of Common Stock	(1,922)	07/19/2024
Sale of Common Stock	(1,410)	08/02/2024
Sale of Common Stock	(1,057)	08/05/2024
Sale of Common Stock	(353)	08/06/2024
Sale of Common Stock	(275)	08/07/2024
Purchase of Common Stock	5,435	08/15/2024
Sale of Common Stock	(2,792)	08/20/2024
Sale of Common Stock	(1,359)	08/21/2024
Sale of Common Stock	(1,305)	10/15/2024
Sale of Common Stock	(796)	10/16/2024
Sale of Common Stock	(650)	10/17/2024
Sale of Common Stock	(149)	10/18/2024
Purchase of Common Stock	9,880	11/06/2024
Purchase of Common Stock	350	11/07/2024
Purchase of Common Stock	1,384	12/18/2024
Purchase of Common Stock	834	12/19/2024
Purchase of Common Stock	1,572	12/20/2024
Purchase of Common Stock	177	12/24/2024
Purchase of Common Stock	397	12/26/2024
Purchase of Common Stock	586	12/27/2024
Purchase of Common Stock	604	12/30/2024
Purchase of Common Stock	3,345	01/02/2025
Purchase of Common Stock	3,345	01/03/2025

I-3

JAMES HOFFMANN

Purchase of Common Stock	2,500	01/10/2025
Purchase of Common Stock	1,500	01/14/2025
Purchase of Common Stock	500	01/15/2025
Purchase of Common Stock	3,000	02/13/2025

THE HOFFMANN FAMILY TRUST

Purchase of Common Stock	400	01/15/2025
Sale of Common Stock	(400)	02/03/2025

I-4

SCHEDULE II

The following table is reprinted from the Company’s proxy statement filed with the Securities and Exchange Commission on [•], 2025.

II-1

IMPORTANT

Tell your Board what you think! Your vote is important. No matter how many shares of Common Stock you own, please give Land & Buildings your proxy “FOR” the Land & Buildings Nominees and in accordance with Land & Buildings’ recommendations on the other proposals on the agenda for the Annual Meeting by:

●	SIGNING, DATING AND MAILING the enclosed GOLD universal proxy card TODAY in the envelope provided (no postage is required if mailed in the United States).

You may vote your shares virtually at the Annual Meeting, however, even if you plan to attend the Annual Meeting virtually, we recommend that you submit your GOLD universal proxy card by mail by the applicable deadline so that your vote will still be counted if you later decide not to attend the Annual Meeting.

If any of your shares of Common Stock are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such shares of Common Stock and only upon receipt of your specific instructions. Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed voting form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed GOLD universal voting instruction form.

If you have any questions or require any additional information concerning this Proxy Statement, please contact Saratoga at the address or phone number set forth below.

If you have any questions, require assistance in voting your GOLD universal proxy card, or need additional copies of Land & Buildings’ proxy materials, please contact Saratoga at the phone numbers listed below.

520 8th Avenue, 14th Floor

New York, NY 10018

(212) 257-1311

Stockholders call toll free at (888) 368-0379
Email: info@saratogaproxy.com

[GOLD] UNIVERSAL PROXY CARD

PRELIMINARY COPY SUBJECT TO COMPLETION
DATED MARCH 24, 2025

National Health Investors, Inc.

2025 ANNUAL MEETING OF stockholders

THIS PROXY IS SOLICITED ON BEHALF OF land & buildings capital growth fund, lp and the other participants in its PROXY solicitation

THE BOARD OF DIRECTORS OF NATIONAL HEALTH INVESTORS, INC.
IS NOT SOLICITING THIS PROXY

P          R          O          X          Y

The undersigned appoints Jonathan Litt, Meagan Reda and John Ferguson, and each of them, attorneys and agents with full power of substitution to vote all shares of common stock, $0.01 par value per share (the “Common Stock”), of National Health Investors, Inc. (the “Company”), which the undersigned would be entitled to vote if personally present at the 2025 Annual Meeting of Stockholders of the Company scheduled to be held both virtually at [www.virtualshareholdermeeting.com/NHI2025] and in person at [The View at Fountains, 1500 Medical Center Parkway, Suite 1D, Murfreesboro, Tennessee 37129] on [•], 2025 at [•], CDT, (including any adjournments or postponements thereof and any meeting called in lieu thereof, the “Annual Meeting”).

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of Common Stock held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of the herein named attorneys and proxies or their substitutes with respect to any other matters as may properly come before the Annual Meeting that are unknown to Land & Buildings Capital Growth Fund, LP (“Land & Buildings”) a reasonable time before this solicitation.

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED “FOR” THE TWO (2) LAND & BUILDINGS NOMINEES AND “FOR” THE ONE (1) COMPANY NOMINEE UNOPPOSED BY LAND & BUILDINGS IN PROPOSAL 1, [“FOR” / “AGAINST”] PROPOSAL 2, [“FOR”] PROPOSAL 3, [[“FOR”] PROPOSAL 4 AND “FOR” PROPOSAL 5].

This Proxy will be valid until the completion of the Annual Meeting. This Proxy will only be valid in connection with Land & Buildings’ solicitation of proxies for the Annual Meeting.

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

[GOLD] UNIVERSAL PROXY CARD

☒ Please mark vote as in this example

LAND & BUILDINGS STRONGLY RECOMMENDS THAT STOCKHOLDERS VOTE “for” THE TWO (2) LAND & BUILDINGS NOMINEES AND “for” THE ONE (1) COMPANY NOMINEE UNOPPOSED BY LAND & BUILDINGS, AND NOT TO VOTE “FOR” ANY OF THE REMAINING TWO (2) COMPANY NOMINEES LISTED BELOW IN PROPOSAL 1.

YOU MAY SUBMIT VOTES FOR UP TO THREE (3) NOMINEES IN TOTAL. IMPORTANTLY, IF YOU MARK MORE THAN THREE (3) “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, ALL OF YOUR VOTES FOR THE ELECTION OF DIRECTORS WILL BE DEEMED INVALID. IF YOU MARK FEWER THAN THREE (3) “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, THIS PROXY CARD, WHEN DULY EXECUTED, WILL BE VOTED ONLY AS DIRECTED.

1.	Election of three (3) directors.

LAND & BUILDINGS Nominees	FOR	WITHHOLD
a) James Hoffmann	☐	☐
b) A. Adam Troso	☐	☐

COMPANY Nominee UNOPPOSED BY LAND & BUILDINGS	FOR	WITHHOLD
a) [•]	☐	☐

COMPANY Nominees OPPOSED BY LAND & BUILDINGS	FOR	WITHHOLD
a) [•]	☐	☐
b) [•]	☐	☐

LAND & BUILDINGS [MAKES NO RECOMMENDATION WITH RESPECT TO] PROPOSAL 2.

2.	The Company’s proposal to approve, on an advisory basis, of the compensation of the Company’s named executive officers.
☐ FOR	☐ AGAINST	☐ ABSTAIN

LAND & BUILDINGS [MAKES NO RECOMMENDATION WITH RESPECT TO] PROPOSAL 3.

3.	The Company’s proposal to ratify of the Audit Committee’s selection of BDO USA, P.C. as the Company’s independent registered public accounting firm for fiscal year 2025.
☐ FOR	☐ AGAINST	☐ ABSTAIN

[GOLD] UNIVERSAL PROXY CARD

[LAND & BUILDINGS [RECOMMENDS] STOCKHOLDERS VOTE [“FOR”] PROPOSAL 4.

4.	The Company’s proposal to approve an amendment to the Company’s Articles of Incorporation, as amended , to declassify the Board.
☐ FOR	☐ AGAINST	☐ ABSTAIN

LAND & BUILDINGS STRONGLY RECOMMENDS STOCKHOLDERS VOTE “FOR” PROPOSAL 5.

5.	Land & Buildings’ non-binding business proposal to request that the Board take all necessary steps in its power to declassify the Board so that all directors are elected on an annual basis commencing at the Company next annual meeting of stockholders.
☐ FOR	☐ AGAINST	☐ ABSTAIN]

DATED:____________________________

____________________________________
(Signature)

____________________________________
(Signature, if held jointly)

____________________________________
(Title)

WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH THEY ARE SIGNING. PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.